                                                                    EXHIBIT 4(s)


               Form of Permanent Global Registered Fixed Rate Note

         THIS NOTE IS A GLOBAL NOTE ("GLOBAL NOTE") WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO A NOMINEE FOR DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO AMERICAN EXPRESS CREDIT CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                       AMERICAN EXPRESS CREDIT CORPORATION

                       Medium-Term Senior Notes, Series B
                Due Nine Months or More from the Date of Issuance
                                  (Fixed Rate)

REGISTERED                                                CUSIP NO. ____________
No. FX _____

Issue Price:                                                 Principal Amount:

Original Issue Date:                                         Stated Maturity:

Interest Rate:                                               Interest Payment Dates:

Authorized Denominations (if other than as set forth         Specified Currency (if other than U.S. dollars):
in the Prospectus Supplement):

Indexed Principal Note: (If yes, see attached)

Amortizing Note:                                             Amortizing Schedule:

Redemption Terms:                                            Redemption Dates:

Repayment Terms:                                             Repayment Dates:

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         AMERICAN EXPRESS CREDIT CORPORATION, a corporation duly
organized and existing under the laws of the State of Delaware (herein referred to as the "Company"), for value received hereby promises to pay CEDE & CO. or registered assigns, (a) the Principal Amount or, in the case of an Indexed Principal Note, the face amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face of this Note or in the applicable pricing supplement, in the Specified Currency on the Stated Maturity date shown above, or earlier if and to the extent so provided herein, and (b) accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the face amount then outstanding) at the Interest Rate shown above from the Original Issue Date shown above or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on February 1 and August 1, commencing with the February 1 or August 1 following the Original Issue Date shown above (the "Interest Payment Dates") as specified on the face of this Note or in the applicable pricing supplement and at the date on which the principal of this Note becomes due and payable, whether at the Stated Maturity or by declaration of acceleration or otherwise ("Maturity"), until, in either case, the Principal Amount then outstanding or the face amount is paid or duly provided for in accordance with the terms hereof.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and in any applicable pricing supplement attached hereto or delivered herewith, and such further provisions shall for all purposes have the same effect as if fully set forth in this place.

         This Note shall not become valid or obligatory for any purpose unless and until the certificate of authentication hereon shall have been executed by the Trustee, or its successor, under the Indenture referred to herein.

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         IN WITNESS WHEREOF, American Express Credit Corporation has caused this
Global Note to be duly executed under its corporate seal.

Dated:
                          AMERICAN EXPRESS CREDIT CORPORATION


                          By
                            ---------------------------------------------------
                               Authorized Officer



                          Attest
                                -----------------------------------------------
                                   Stephen P. Norman
                                   Assistant Secretary



                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities issued under the within-mentioned Indenture.

Dated:

                          BANK ONE TRUST COMPANY, N.A.


                          By
                            ---------------------------------------------------
                            Authorized Signatory

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                        REVERSE OF GLOBAL FIXED RATE NOTE

         This Note is one of a series of duly authorized debentures, notes or other evidences of indebtedness (hereinafter called the "Securities") of the Company, all such Securities issued and to be issued under an indenture dated as of September 1, 1987, between the Company and Bank America National Trust Company (as successor to Security Pacific National Trust Company (New York)), as trustee, as supplemented by a First Supplemental Indenture, dated as of November 1, 1987, between the Company and Bank of Montreal Trust Company, as trustee, a Second Supplemental Indenture, dated as of January 15, 1988, between the Company and Fleet Bank N.A. (as successor to The First National Bank of Boston), as trustee, a Third Supplemental Indenture, dated as of April 1, 1988, between the Company and The Chase Manhattan Bank (as successor to Manufacturers Hanover Trust Company), as trustee, a Fourth Supplemental Indenture, dated as of May 1, 1988, between the Company and Trust Company Bank, as trustee, a Fifth Supplemental Indenture, dated as of March 28, 1989, between the Company and The Bank of New York, as trustee, a Sixth Supplemental Indenture, dated as of May 1, 1989, between the Company and Bank of Montreal Trust Company, as trustee, a Seventh Supplemental Indenture, dated as of July 28, 1995, between the Company and The Chase Manhattan Bank, as trustee, and an Eighth Supplemental Indenture, dated as of December 21, 2001, between the Company and Bank One Trust Company, N.A., as trustee (as supplemented, hereinafter called the "Indenture"), pursuant to which the Company has designated Bank One Trust Company, N.A. as trustee for the Notes (the "Trustee"), to which Indenture reference is hereby made for a statement of the rights, obligations, duties and immunities of the Trustee for each series of Securities and of the Company, and the terms upon which the Securities are and are to be authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate Principal Amounts, may be denominated in currencies other than U.S. Dollars (including composite currencies), may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption or repurchase provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities designated as Medium-Term Senior Notes, Series B (Fixed Rate Notes) (the "Notes").

         Payment of the principal of, and interest on, this Note will be made in immediately available funds at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, State of New York, in such coin or currency of the United States of America or other currency or composite currency, as specified on the face of this Note or in the applicable pricing supplement, as at the time of payment shall be legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest on any Note issued in definitive form other than interest due at the Stated Maturity date shown above may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Securities Register. Interest will be paid to persons in whose names the Notes are registered at the close of business on January 15 or July 15, as the case may be, prior to any Interest Payment Date (the "Regular Record Date"). Interest shall be computed on the basis of a 360-day year and of twelve 30-day months from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest has been paid or duly provided for. Unless an Event of Default with respect to the Notes shall have occurred and be continuing or as otherwise set forth in the Indenture, Notes in definitive form will not be issued.

Indexed Notes

         If this Note is an Indexed Principal Note, then the Principal Amount payable at Maturity is determined by reference to the amount designated on the face of this Note or in the applicable pricing supplement as the face amount of this Note and by reference to the Index as described on the face hereof or in the applicable pricing supplement. The Principal Amount payable at Maturity may be different from the face amount. Principal Amount payable at Stated Maturity will be calculated in the manner set forth in the applicable pricing supplement.

Redemption and Repayment

         If so specified on the face hereof or in the applicable pricing supplement, the Company may, at its option, redeem this Note in whole or in part, on the Redemption Date specified herein, at the Redemption Price (together with accrued interest to such Redemption Date) specified herein. Provisions regarding requirements and procedures for redemption will be set forth in the applicable pricing supplement.

         If so specified on the face hereof or in the applicable pricing supplement, this Note will be repayable prior to Maturity at the option of the holder on the Repayment Dates shown on the face hereof or in the applicable pricing supplement at the Repayment Prices shown on the face hereof or in the applicable pricing supplement, together with interest accrued to the date of repayment. Provisions regarding requirements and procedures for repayment will be set forth in the applicable pricing supplement.

         Unless otherwise specified on the face hereof or in the applicable pricing supplement, this Note will not be subject to any sinking fund.

Other Terms

         The Indenture contains provisions for defeasance and discharge at the Company's option of either the entire principal of all the Securities of any series or of certain covenants in the Indenture upon compliance by the Company with certain conditions set forth therein.

         If an Event of Default (as defined in the Indenture) with respect to the Notes, shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the holders of not less than 66 2/3% in aggregate Principal Amount of the Outstanding Securities of each series to be affected thereby. The Indenture also permits, with certain exceptions as therein provided, the holders of not less than a majority in aggregate Principal Amount of outstanding Notes of any series, on behalf of the holders of all the

Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series. Any such consent or waiver by the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note is registrable on the Securities Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company to be maintained for that purpose in the Borough of Manhattan, The City of New York, State of New York, or at any other office or agency of the Company maintained for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of Authorized Denominations and for the same aggregate Principal Amount, will be issued to the designated transferee or transferees.

         The Notes are issuable in registered form without coupons in denominations of $100,000 and any larger amount that is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate Principal Amount of Notes of a like tenor and of a different authorized denomination, as requested by the holder surrendering the same.

         No service charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the registration of such transfer or exchange, other than certain exchanges not involving any transfer.

         In case this Note shall at any time become mutilated, destroyed, stolen or lost and this Note or evidence of the loss, theft, or destruction hereof (together with such indemnity and such other documents or proof as may be required by the Company or the Trustee) shall be delivered to the principal corporate trust office of the Trustee, a new Note of like tenor and Principal Amount will be issued by the Company in exchange for, or in lieu of, this Note. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the holder of this Note.

         Holders of Securities may not enforce their rights pursuant to the Indenture or the Note except as provided in the Indenture. Certain terms used in this Note which are defined in the Indenture have the meaning set forth therein.

         This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         The Company, the Trustee for the Notes and any agent of the Company or such Trustee may treat the person in whose name this Note is registered as the holder hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, such Trustee nor any such agent shall be affected by notice to the contrary.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           -as tenants in common                    UNIF GIFT MIN ACT      __________Custodian______________
TEN ENT           -as tenants by the entireties                                      (Cust)             (Minor)
JT TEN            -as joint tenants with right of                                 Under Uniform Gifts to Minors Act
                    survivorship and not as tenants in
                    common                                                        ---------------------------------
                                                                                                ( State)



     Additional abbreviations may also be used though not in the above list


                            OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Company to repay $____ Principal Amount of the within Note, pursuant to its terms, on the "Repayment Date" first occurring after the date of receipt of the within Note as specified below, together with interest thereon accrued to the date of repayment, to the undersigned at:



         (Please Print or Type Name and Address of the Undersigned)

and to issue to the undersigned, pursuant to the terms of the Indenture, a new Note or Notes representing the remaining Principal Amount of this Note.

         For this Option to Elect Repayment to be effective, this Note with the Option to Elect Repayment duly completed must be received by the Company within the relevant time period set forth above at its office or agency in the Borough of Manhattan, the City and State of New York, located initially at the office of the Trustee at 153 West 51st Street, New York, NY 10019, Attention: Corporate Trust Administration, New York, New York 10286.

Dated:
                --------------------------------------------------------------
                Note: The signature to this Option to Elect Repayment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     Please Insert Social Security or Other
       Identifying Number of Assignee
-----------------------------------------------
|                                              |
|                                              |
-----------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      Please Print or Type Name and Address Including Zip Code of Assignee


--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney
--------------------------------------------------------------------

to transfer such Note on the books of American Express Credit Corporation, with full power of substitution in the premises.



Dated:
      --------------------------   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the Note in every particular, without alteration of enlargement or any change whatsoever